Exhibit 31.4

RULE 13a-14(a)/15d-14(a) CERTIFICATION
OF PRINCIPAL FINANCIAL OFFICER
(required by Section 302 of the Sarbanes-Oxley Act of 2002)

I, Warner L. Baxter, certify that:

1. I have reviewed this report on Form 10-Q for the quarterly period ended September 30, 2006 of Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circum-stances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of each registrant as of, and for, the periods presented in this report;

4. Each registrant’s other certifying officer and I are responsible for establishing and main-taining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for such registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to such registrant, including such registrant’s consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Evaluated the effectiveness of such registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)
Disclosed in this report any change in such registrant’s internal control over financial reporting that occurred during such registrant’s most recent fiscal quarter (such registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, such registrant’s internal control over financial reporting; and

5. Each registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to such registrant’s auditors and the audit committee of such registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect such registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in such registrant’s internal control over financial reporting.

Date: November 9, 2006

/s/ Warner L. Baxter
Warner L. Baxter
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)